Exhibit 99.1

FOR IMMEDIATE RELEASE

BALLSTON SPA BANCORP, INC. AND NBC BANCORP, INC.

RECEIVE REGULATORY APPROVALS TO COMPLETE PENDING MERGER

BALLSTON SPA, NY AND COXSACKIE, NY--February 12, 2026 -- Ballston Spa Bancorp, Inc. (OTCID: BSPA), holding company for Ballston Spa National Bank (collectively “BSNB”), and NBC Bancorp, Inc. (OTCID: NCXS), holding company for The National Bank of Coxsackie (collectively “NBC”), today jointly announced that they have received all requisite regulatory approvals to complete their pending merger and the merger of their subsidiary banks.

BSNB and NBC expect to complete the proposed transaction in the second quarter of 2026, subject to the satisfaction of customary closing conditions, including the receipt of shareholder approvals from their respective shareholders. BSNB and NBC have scheduled their respective special shareholders’ meeting on March 23, 2026, to vote on the transaction.

Forward Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about BSNB or NBC’s beliefs, plans, strategies, predictions, forecasts, objectives, intentions, assumptions or expectations are not historical facts and may be forward-looking. Forward-looking statements are often, but not always, identified by such words as "believe," "expect," "anticipate," "can," "could," "may," "predict," "potential," "intend," "outlook," "estimate," "forecast," "project," "should," "will," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which may change over time. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BSNB and NBC. Such statements are based upon the current beliefs and expectations of the management of BSNB and NBC and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the reaction to the transaction of the companies' customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite shareholder approvals for the proposed transaction might not be obtained; credit and interest rate risks associated with BSNB’s and NBC's respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which BSNB and NBC operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks.

Any forward-looking statement speaks only as of the date on which it is made, and BSNB and NBC undertake no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.

Additional Information and Where to Find It

This communication is being made with respect to the proposed merger transaction involving BSNB and NBC. BSNB and NBC have provided their respective shareholders with a joint proxy statement of BSNB and NBC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF BSNB AND NBC ARE URGED TO CAREFULLY READ THE ENTIRE JOINT PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THIS DOCUMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The documents filed by BSNB with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. Alternatively, these documents can be obtained free of charge from BSNB upon written request to James Dodd, Chief Financial Officer, Ballston Spa Bancorp, Inc., 990 State Route 67, Ballston Spa, NY 12020 or from NBC upon written request to Caitlin McCrea, Chief Financial Officer, NBC Bancorp, Inc., 3-7 Reed Street, Coxsackie, NY 12051.

Participants in Solicitation

BSNB, NBC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement. Free copies of this document may be obtained as described in the preceding paragraph.

Media contact or for more information:

Ballston Spa National Bank

Media:

Pamela J. Montpelier, Senior Vice President,
Growth and Experience Officer
(518) 363-8634
Pamela.Montpelier@bsnb.com

Investor Relations:

James Dodd, Executive Vice President, Chief Financial Officer

(518) 363-8651

James.Dodd@bsnb.com

National Bank of Coxsackie

Media:

Nicole Frisbee, Senior Vice President, Chief Administrative Officer

(518) 731-6161

nfrisbee@nbcoxsackie.com

Investor Relations:

Caitlin McCrea, Senior Vice President, Chief Financial Officer

(518) 731-6161

cmccrea@nbcoxsackie.com